                                                                    Exhibit 99.2


ACQUISITION OF SAGE ONLINE, INC.

On March 22, 2000, Multex.com, Inc. ("Multex") completed its acquisition of Sage Online, Inc. a Pennsylvania Corporation ("Sage"), pursuant to an Agreement and Plan of Reorganization, dated March 13, 2000 by and between Multex.com, Inc., Multex A Acquisition Corp., a wholly-owned subsidiary of Multex ("Merger Sub"), and Sage and the shareholders of Sage. The acquisition was accomplished through the merger of Merger Sub with and into Sage. Consideration payable by Multex was determined as a result of negotiation between Multex and Sage. The consideration paid consisted of 354,183 shares of common stock of Multex and $6.0 million in cash.

The total purchase price for this transaction was approximately $17.1 million. The difference between the fair market value of Sage's net tangible assets and the purchase price will be accounted for as goodwill and will be amortized over ten years, the expected benefit period.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited Pro Forma Condensed Consolidated Statement of Operations (the "Pro Forma Statements of Operations") for the year ended December 31, 1999 and the three months ended March 31, 2000 gives effect to the acquisition of Sage as if it had occurred on January 1, 1999 and January 1, 2000, respectively. The Pro Forma Statement of Operations is based on historical results of operations of Multex and Sage for the year ended December 31, 1999 and three months ended March 31, 2000. The unaudited Pro Forma Condensed Consolidated Balance Sheet (the "Pro Forma Balance Sheet") gives effect to the acquisition as if it had occurred on December 31, 1999.

The Pro Forma Statement of Operations and Pro Forma Balance Sheet and accompanying notes (the "Pro Forma Financial Information") should be read in conjunction with and are qualified by the historical financial statements of the Company and notes thereto.


                               Multex.com, Inc.
           Unaudited Pro Forma Condensed Consolidated Balance Sheet
                               December 31, 1999
                                (in thousands)

                                                     Multex.com, Inc.    Sage Online, Inc.         Adjustments           Pro Forma
                                                     ----------------    -----------------         -----------           ---------
Assets
Current assets:
      Cash and cash equivalents                         $ 6,089                $   84              $  (6,000) (a)        $     173
      Marketable securities                              33,028                     -                      -                33,028
      Accounts receivable, net                           10,954                    50                      -                11,004
      Prepaid expenses                                    1,404                     1                      -                 1,405
      Other current assets                                1,789                     1                      -                 1,790
                                                        -------                ------              ---------             ---------
          Total current assets                           53,264                   136                 (6,000)               47,400

Property and equipment, net                              10,863                    39                      -                10,902
Goodwill                                                      -                     -                 17,252 (a)            17,252
Other                                                     1,473                     -                      -                 1,473
                                                        -------                ------              ---------             ---------
      Total assets                                      $65,600                $  175              $  11,252             $  77,027
                                                        =======                ======              =========             =========


Liabilities and stockholders' equity (deficit)
Current liabilities:
      Note payable                                      $     -                $  124              $       -                   124
      Accounts payable                                    5,051                    23                      -                 5,074
      Accrued expenses                                    4,778                    70                      -                 4,848
      Deferred revenues                                   5,691                    74                      -                 5,765
      Current portion of capital lease obligations          225                     -                      -                   225
                                                        -------                ------              ---------             ---------
          Total current liabilities                      15,745                   291                      -                16,036

Capital lease obligations                                   193                     -                      -                   193
Deferred rent                                             2,431                     -                      -                 2,431
Other liabilities                                            31                     -                      -                    31

Preferred Stock, $.01 par value, 5,000,000
      shares, none issued and outstanding
      at December 31, 1999                                    -                     -                      -                     -

Common stock, $.01 par value                                272                     9                     (5) (a)              276
Additional paid-in capital                              109,564                   565                 11,257  (a)          121,386
Accumulated  deficit                                    (60,141)                 (690)                     -               (60,831)
Deferred equity consideration                            (2,431)                    -                      -                (2,431)
Accumulated other comprehensive loss                        (64)                    -                      -                   (64)
                                                       --------                 -----               --------             ---------
      Total stockholders' equity (deficit)               47,200                  (116)                11,252                58,336
                                                       --------                 -----               --------             ---------
      Total liabilities and stockholders'
        equity (deficit)                               $ 65,600                 $ 175               $ 11,252             $  77,027
                                                       ========                 =====               ========             =========

                               Multex.com, Inc.
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                         Year ended December 31, 1999
                                (in thousands)

                                                           Multex.com, Inc.  Sage Online, Inc.     Adjustments     Pro Forma
                                                           ----------------  -----------------     -----------     ---------
Revenues                                                     $  40,850           $746                $     -       $  41,596
Cost of revenues                                                10,569            970                      -          11,539
                                                             ---------          -----                -------       ---------
Gross profit                                                    30,281           (224)                     -          30,057
Operating expenses:
      Sales and marketing                                       26,379             28                      -          26,407
      Research & development                                     6,301              -                      -           6,301
      General and administrative                                18,414            218                  1,725 (b)      20,357
                                                             ---------          -----                -------       ---------
Total operating expenses                                        51,094            246                  1,725          53,065
                                                             ---------          -----                -------       ---------
Loss from operations                                           (20,813)          (470)                (1,725)        (23,008)
Other income (expense)
      Acquisition expenses                                      (5,713)             -                      -          (5,713)
      Interest expense                                            (114)           (18)                     -            (132)
      Interest and investment income                             2,359              -                      -           2,359
                                                             ---------          -----                -------       ---------
Loss from continuing operations before tax expense)            (24,281)          (488)                (1,725)        (26,494)
Income taxes                                                     1,030                                                 1,030
                                                             ---------          -----                -------       ---------
Loss from operations                                           (25,311)          (488)                (1,725)        (27,524)
Discontinued operations

      Income (loss) from discontinued operations                   106              -                      -             106
      Gain on sale of discontinued operations, net of taxes        226              -                      -             226
                                                             ---------          -----                -------       ---------
                                                                   332              -                      -             332
                                                             ---------          -----                -------       ---------
Net loss                                                       (24,979)          (488)                (1,725)        (27,192)
                                                             ---------          -----                -------       ---------
Redeemable preferred stock dividends                             1,188              -                      -           1,188
                                                             ---------          -----                -------       ---------
Net loss attributable to common stockholders'                 ($26,167)         ($488)               ($1,725)       ($28,380)
                                                             =========          =====                =======       =========

Earnings (loss) per common share - basic and diluted:
  Continuing operations, net of redeemable preferred
stock dividends                                                 ($1.17)             -                      -          ($1.25)
                                                             =========          =====                =======       =========
   Discontinued operations                                       $0.01              -                      -           $0.01
                                                             =========          =====                =======       =========
   Net loss                                                     ($1.15)             -                      -          ($1.23)
                                                             =========          =====                =======       =========

Number of shares used in computing basic and diluted
loss per share                                                  22,688              -                    354          23,042
                                                             =========          =====                =======       =========


                               Multex.com, Inc.
            Unaudited Pro Forma Condensed Consolidated Statement of
                                  Operations
                       Three Months Ended March 31, 2000
                                (in thousands)

                                                            Multex.com, Inc.    Sage Online, Inc.    Adjustments      Pro Forma
                                                            ----------------    -----------------    -----------      ---------
Revenues                                                          $ 16,083          $    253           $      -        $16,336
Cost of revenues                                                     3,968             1,114                  -          5,082
                                                                  --------          --------           --------        -------
Gross profit                                                        12,115              (861)                 -         11,254
Operating expenses:
      Sales and marketing                                            6,240                 3                  -          6,243
      Research & development                                         2,255                 -                  -          2,255
      General and administrative                                     6,347                98                431 (b)      6,876
                                                                  --------          --------           --------        -------
Total operating expenses                                            14,842               101                431         15,374
                                                                  --------          --------           --------        -------
Loss from operations                                                (2,727)             (962)              (431)        (4,120)
Other income (expense)
      Acquisition expenses                                             710                 -                  -            710
      Interest expense                                                 (13)              (24)                 -            (37)
      Interest and investment income                                     -                 -                  -              -
                                                                  --------          --------           --------        -------
Loss from continuing operations before tax expense)                 (2,030)             (986)              (431)        (3,447)
Income taxes                                                           (47)                                                (47)
                                                                  --------          --------           --------        -------
Net loss                                                           ($2,077)            ($986)             ($431)       ($3,494)
                                                                  ========          ========           ========        =======


Earnings (loss) per common share - basic and diluted:
    Net loss                                                        ($0.07)                -                  -         ($0.12)
                                                                  ========          ========           ========        =======

Number of shares used in computed basic and diluted loss
per share                                                           28,297                 -                354         28,651
                                                                  ========          ========           ========        =======

PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

(a) On March 22, 2000, Multex.com, Inc. ("Multex") acquired Sage Online, Inc. ("Sage") for approximately $17.1 million including acquisition costs pursuant to the Agreement and Plan of Merger dated March 13, 2000 (the "Sage Merger Agreement"), among Multex, Sage and the shareholders of Sage. Pursuant to the terms of the Sage Merger Agreement, Sage merged with and into Multex and became a wholly-owned subsidiary of Multex. The acquisition will be accounted for as a purchase business combination. The consideration payable by Multex in connection with the acquisition of Sage consisted of the following: 354,183 shares of Multex common stock valued at $11 million and $6.0 million in cash . The Company also incurred acquisition costs of approximately $100,000.

The following represents the allocation of the purchase price over the historical net book value of the acquired assets and liabilities of Sage at December 31, 1999, and is for illustrative pro forma purposes only. Actual fair values have been based on financial information as of the acquisition date (March 22, 2000), which are not expected to be significantly different from the historical net book value of the acquired assets and liabilities. Assuming the transaction occurred on December 31, 1999, the allocation would have been as follows:


          Assets acquired:
               Cash and cash equivalents           $     84,202
               Accounts receivable                       49,584
               Prepaid expenses and other
                  current assets                          1,895
               Property and equipment                    39,126
               Goodwill                              17,252,320
                                                    -----------
                                                     17,427,127

          Liabilities assumed                          (290,785)
                                                   ------------
                                                   $ 17,136,342
                                                   ============

This allocation is preliminary and my be subject to change upon evaluation of the fair value of Sage's acquired assets and liabilities as of the acquisition date as well as the potential identification of certain intangible assets.

The Pro Forma adjustment reconciles the historical balance sheet of Sage at December 31, 1999 to the allocated purchase price assuming the transaction had occurred on December 31, 1999.

(b) Goodwill will be amortized over a period of 10 years, the expected period of benefit. The Pro Forma adjustment to the Pro Forma Statement of Operations reflects twelve months of amortization expense for the year ended December 31, 1999, assuming the transaction occurred on January 1, 1999. The Pro Forma adjustment to the Pro Forma Statement of Operations reflects three months of amortization expense for the three months ended March 31, 2000.